FMI FOCUS FUND

                          SUPPLEMENT TO THE PROSPECTUS
                            DATED DECEMBER 31, 1997

  Shares of the Fund may be purchased without regard to the minimum initial investment requirement by employees, officers and directors of the Fund or the Adviser and by members of their "immediate families" (i.e., spouses, siblings, parents, children, grandchildren and grandparents) and by retirement plans and trusts for their benefit. The officers of the Fund in their discretion may waive the minimum initial investment for charitable organizations, employee benefit plans whose investment in the aggregate exceed the Fund's minimum initial investment, and others with whom the Fund or Adviser has an established relationship.

  A shareholder may also invest in the Fund by purchasing shares through a registered broker-dealer who may charge a fee either at time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or Adviser.

  Shareholders may purchase Shares of the Fund through programs of services offered or administered by broker-dealers, financial institutions or other service providers ("Processing Intermediaries") that have entered into agreements with the Fund. Such Processing Intermediaries may become shareholders of record and may use procedures and impose restrictions in addition to or different from those applicable to shareholders who invest directly in the Fund. Certain services of the Fund may not be available or may be modified in connection with the programs provided by Processing Intermediaries. The Fund may accept requests to purchase additional shares into an account in which the Processing Intermediary is the shareholder of record only from the Processing Intermediary.

  The Fund may authorize one or more Processing Intermediaries (and other Processing Intermediaries properly designated thereby) to accept purchase orders on the Fund's behalf. In such event, the Fund will be deemed to have received a purchase order when the Processing Intermediary accepts the customer order, and the order will be priced at the Fund's net asset value next computed after it is accepted by the Processing Intermediary.

  Processing Intermediaries may charge fees or assess other charges for the services they provide to their customers. Any such fee or charge paid directly by shareholders is retained by the Processing Intermediary and is not remitted to the Fund or the Adviser. Additionally, the Adviser and/or the Fund may pay fees to Processing Intermediaries to compensate them for the services they provide. Program materials provided by the Processing Intermediary should be read in conjunction with the Prospectus before investing in this manner. Shares of the Fund may be purchased through Processing Intermediaries without regard to the Fund's minimum purchase requirement.

  Certain Processing Intermediaries that have entered into agreements with the Fund may enter purchase orders by telephone, with payment to follow the next business day as specified in the agreement. The Fund may effect such purchase orders at the net asset value next determined after receipt of the telephone purchase order. It is the responsibility of the Processing Intermediary to place the order with the Fund on a timely basis. If payment is not received within the time period specified in the agreement, the Processing Intermediary could be held liable for any resulting fees or losses. See page 11 of the Prospectus for additional information concerning purchases of Shares of the Fund.

  Shares of the Fund purchased through programs of services offered or administered by Processing Intermediaries that have entered into agreements with the Fund may be required to be redeemed through such programs. Such Processing Intermediaries may become shareholders of record and may use procedures and impose restrictions in addition to or different from those applicable to shareholders who redeem shares directly through the Fund. The Fund may accept redemption requests for an account in which the Processing Intermediary is the shareholder of record only from the Processing Intermediary. The Fund may authorize one or more Processing Intermediaries (and other Processing Intermediaries properly designated thereby) to accept redemption requests on the Fund's behalf. In such event, the Fund will be deemed to have received a redemption request when the Processing Intermediary accepts the shareholder's request, and the redemption price will be the Fund's net asset value next computed after the shareholder's redemption request is accepted by the Processing Intermediary.

  Processing Intermediaries that instruct Firstar Trust Company in writing may make redemption requests by telephone by calling Firstar Trust Company at (800) 811-5311 or (414) 765-4124 provided the redemption proceeds are to be mailed or wired to the Processing Intermediary's address or bank of record as shown on the records of the transfer agent. The Fund reserves the right to refuse a telephone redemption request if it believes it advisable to do so. PROCEDURES FOR TELEPHONE REDEMPTIONS MAY BE MODIFIED OR TERMINATED AT ANY TIME BY THE FUND OR FIRSTAR TRUST COMPANY. Neither the Fund nor Firstar Trust Company will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided reasonable procedures are used to confirm the genuineness of the telephone instructions, but may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. In the event a Processing Intermediary cannot contact Firstar Trust Company by telephone, the Processing Intermediary should make a redemption request in writing in the manner set forth on pages 12 and 13 of the Prospectus. See pages 12 and 13 of the Prospectus for additional information concerning the redemption of shares of the Fund.

               THE DATE OF THIS SUPPLEMENT IS FEBRUARY 20, 1998.